UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 30, 2003




                        PENNFED FINANCIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)




         Maryland                       0-24040                22-3297339
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(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                          Identification No.)





622 Eagle Rock Avenue, West Orange, New Jersey                           07052
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (973) 669-7366
                                                            -------------


                                       N/A
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          (Former name or former address, if changed since last report)




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Item 5. Other Events and Regulation FD Disclosure

     On October 30, 2003, PennFed Financial Services, Inc., a Delaware corporation (the "Company"), changed its state of incorporation from Delaware to Maryland. The change in the Company's state of incorporation was approved by its stockholders at its Annual Meeting of Stockholders held on October 29, 2003.

     The reincorporation in the State of Maryland was accomplished by the merger of the Company with and into its wholly-owned subsidiary, PennFed Financial Services, Inc., a Maryland corporation ("PennFed Maryland"), which was the surviving corporation in the merger. Prior to the merger, PennFed Maryland had no assets or liabilities other than nominal assets or liabilities. The reincorporation will not result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company.

     Stockholders will not be required to undertake a mandatory exchange of the Company's shares. Certificates for shares of the Company's common stock automatically represent an equal number of shares of the common stock of PennFed Maryland. The stock purchase rights attached to each share of the Company's common stock pursuant to the Rights Agreement between the Company and Registrar and Transfer Company, as rights agent (the "Rights Agreement"), will continue to be in effect in relation to PennFed Maryland's common stock, and the terms of the stock purchase rights will not be affected by the reincorporation. The Rights Agreement has been amended to reflect the change in the Company's state of incorporation, and a copy of the amendment is attached hereto as Exhibit 99.

     PennFed Maryland's common stock and stock purchase rights are deemed registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, by operation of Rule 12g-3 thereunder. PennFed Maryland's common stock is listed on The Nasdaq Stock Market under the symbol "PFSB," which was the symbol for the Company's common stock.

Item 7. Financial Statements and Exhibits

       (c)  Exhibits

               99   Amendment  No.  Three  to  Stockholder   Protection   Rights
                    Agreement, dated as of October 30, 2003


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PENNFED FINANCIAL SERVICES, INC.




Date:    October 30, 2003             By:  /s/ Joseph L. LaMonica
         ----------------                  -------------------------------------
                                           Joseph L. LaMonica
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX


Exhibit No.                              Description
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    99         Amendment No. Three to Stockholder  Protection  Rights Agreement,
               dated as of October 30, 2003






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